SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: February 20, 2001
HOUSEHOLD AUTOMOBILE REVOLVING TRUST III, SERIES 1999-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	333-76439 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)	60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

- Page 1 -

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99

Monthly Servicer's Certificate to Trustee dated February 20, 2001 pursuant to Section 4.9 of the amended and restated Master Sale and Servicing Agreement dated as of June 1, 1999 (the "Sale and Servicing Agreement") among Household Automotive Trust III, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and The Chase Manhattan Bank, as Trustee, with respect to the Class A Notes, Series 1999-1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD AUTOMOBILE REVOLVING TRUST III, SERIES 1999-1 (Registrant)

By: /s/ J. W. Blenke J. W. Blenke Authorized Representative
Dated: February 27, 2001

- Page 2 -

EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicer's Certificate to Trustee dated February 20, 2001 pursuant to Section 4.9 of the amended and restated Master Sale and Servicing Agreement dated as of June 1, 1999 (the "Sale and Servicing Agreement") among Household Automotive Trust III, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and The Chase Manhattan Bank, as Trustee, with respect to the Class A Notes, Series 1999-1.

- Page 3 -